Accumulated Costs with Respect to Projects in Excess of Progress Payments (Progress Payments in Excess of Accumulated Costs with Respect to Projects) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Progress Payments Of Accumulated Costs [Abstract]
Prepaid expenses	$ 548	$ 2,630
Advanced payments from customers	(397)	(3,649)
Accumulated costs with respect to projects in excess of progress payments (progress payments in excess of accumulated costs with respect to projects)	$ 151	$ (1,019)